                                                                    Exhibit 99.1

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[337,925,000] (Approximate)
                              Offered Certificates

                              Terwin Mortgage Trust
                 Asset-Backed Certificates, Series TMTS 2005-6HE

                            [THE WINTER GROUP LOGO]

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
          MASTER SERVICER, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                               FEBRUARY [10], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance          $83,685,785
Aggregate Original Principal Balance             $83,695,773
Number of Mortgage Loans                                 478

                                  MINIMUM         MAXIMUM             AVERAGE (1)
                                  -------         --------            -----------
Original Principal Balance        $31,500         $612,800             $175,096
Outstanding Principal Balance     $31,500         $612,800             $175,075

                                  MINIMUM         MAXIMUM        WEIGHTED AVERAGE (2)
                                  -------         -------        --------------------
Original Term (mos)                  180             360                  360
Stated Remaining Term (mos)          177             358                  356
Loan Age (mos)                         2               8                    3
Current Interest Rate              5.350%          9.500%               7.582%
Initial Interest Rate Cap          2.000%          5.000%               3.090%
Periodic Rate Cap                  1.000%          2.000%               1.029%
Gross Margin                       2.500%          9.450%               5.078%
Maximum Mortgage Rate             11.000%         15.900%              13.440%
Minimum Mortgage Rate              2.500%          9.450%               5.439%
Months to Roll                        18              58                   25
Original Loan-to-Value             18.00%          95.00%               76.27%
Credit Score (3)                     520             818                  690

                                  EARLIEST         LATEST
                                 ----------      ----------
Maturity Date                    01/01/2020      02/01/2035

                         PERCENT OF
LIEN POSITION           MORTGAGE POOL
-------------           -------------
1st Lien                   100.00%

OCCUPANCY
Primary                      0.00%
Second Home                  0.00
Investment                 100.00

LOAN TYPE
Fixed Rate                  23.56%
ARM                         76.44

AMORTIZATION TYPE
Fully Amortizing            59.03%
Interest-Only               40.97

                           PERCENT OF
YEAR OF ORIGINATION       MORTGAGE POOL
------------------        -------------
2004                          37.29%
2005                          62.71

LOAN PURPOSE
Purchase                      75.56%
Refinance - Rate Term          3.36
Refinance - Cashout           21.07

PROPERTY TYPE
Single Family                 52.87%
Residence
Townhouse                      1.48
Condominium                    2.34
Two-to-Four Family            30.70
Cooperative                    0.36
Planned Unit                  10.28
Development

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                   NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
RANGE OF           MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL      PERCENT
MORTGAGE RATES       LOANS     OUTSTANDING     POOL      COUPON      SCORE      OUTSTANDING     LTV         DOC        IO
----------------   ---------   -----------  ----------   --------   --------    -----------  ---------    -------    -------
5.500% or less             1   $   275,000       0.33%     5.350%      604      $   275,000     69.62%    100.00%      0.00%
5.501% to 6.000%           9     2,496,852       2.98      5.833       689          277,428     68.63      45.93      29.08
6.001% to 6.500%          27     5,797,257       6.93      6.354       690          214,713     68.11      12.82      36.06
6.501% to 7.000%          79    11,771,259      14.07      6.842       696          149,003     73.96      32.94      37.35
7.001% to 7.500%         112    17,278,068      20.65      7.354       692          154,268     77.30      19.49      50.86
7.501% to 8.000%         126    22,353,138      26.71      7.799       693          177,406     76.19      22.92      42.83
8.001% to 8.500%          78    15,997,833      19.12      8.185       693          205,100     78.92      16.53      46.02
8.501% to 9.000%          32     5,691,002       6.80      8.774       689          177,844     81.54      19.68      21.40
9.001% to 9.500%          14     2,025,375       2.42      9.314       597          144,670     79.84       2.37       6.32
                         ---   -----------     ------      -----       ---      -----------     -----     ------      -----
TOTAL:                   478   $83,685,785     100.00%     7.582%      690      $   175,075     76.27%     21.92%     40.97%
                         ===   ===========     ======      =====       ===      ===========     =====     ======      =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.350% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.582% per annum.

REMAINING MONTHS TO STATED MATURITY

                                 AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
RANGE OF            NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
REMAINING MONTHS    MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL      PERCENT
TO STATED MATURITY    LOANS     OUTSTANDING     POOL      COUPON      SCORE      OUTSTANDING     LTV         DOC        IO
------------------  ---------   -----------  ----------   --------   --------    -----------  ---------   --------   --------
169 to 180                  2   $   135,400       0.16%     7.520%     639       $    67,700     74.31%     43.13%      0.00%
229 to 240                  1   $   119,000      14.00%   712.500%     726       $   119,000   7000.00%      0.00%      0.00%
349 to 360                475   $83,431,385    9970.00%   758.300%     690       $   175,645   7629.00%   2192.00%   4109.00%
                          ---   -----------    -------    -------      ---       -----------   -------    -------    -------
TOTAL:                    478   $83,685,785     100.00%     7.582%     690       $   175,075     76.27%     21.92%     40.97%
                          ===   ===========    =======    =======      ===       ===========   =======    =======    =======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 177 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                 NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
ORIGINAL MORTAGE LOAN    MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL      PERCENT
PRINCIPAL BALANCES         LOANS     OUTSTANDING     POOL      COUPON      SCORE      OUTSTANDING     LTV         DOC        IO
--------------------     ---------   -----------  ----------   --------   --------    -----------  ---------    -------    -------
$1 to $50,000                   18   $   771,110       0.92%     7.657%     687       $    42,839     76.90%     34.37%      0.00%
$50,001 to $100,000            126     9,562,994      11.43      7.580      689            75,897     75.84      31.67      22.32
$100,001 to $150,000           104    13,016,814      15.55      7.578      690           125,162     77.88      26.94      42.57
$150,001 to $200,000            82    14,078,268      16.82      7.652      678           171,686     78.17      26.40      45.94
$200,001 to $250,000            58    13,104,396      15.66      7.649      701           225,938     77.25       8.80      53.59
$250,001 to $300,000            28     7,742,357       9.25      7.673      685           276,513     76.54      20.76      43.04
$300,001 to $350,000            23     7,500,938       8.96      7.369      704           326,128     72.43      21.41      35.03
$350,001 to $400,000            14     5,140,268       6.14      7.372      677           367,162     74.37       7.34      35.70
$400,001 to $450,000             8     3,484,202       4.16      7.447      676           435,525     78.58      25.17      25.03
$450,001 to $500,000             5     2,314,552       2.77      7.875      694           462,910     80.00      20.04      19.53
$500,001 to $550,000             2     1,040,850       1.24      7.932      677           520,425     74.86       0.00     100.00
$550,001 to $600,000             7     4,101,737       4.90      7.663      698           585,962     70.91      42.56      42.49
$600,001 to $650,000             3     1,827,300       2.18      7.169      706           609,100     69.01       0.00      66.46
                               ---   -----------     ------      -----      ---       -----------     -----      -----     ------
TOTAL:                         478   $83,685,785     100.00%     7.582%     690       $   175,075     76.27%     21.92%     40.97%
                               ===   ===========     ======      =====      ===       ===========     =====      =====     ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $31,500 to approximately $612,800 and the average outstanding principal balance of the Mortgage Loans was approximately $175,075.

PRODUCT TYPES

                                   AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                      NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                      MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL      PERCENT
PRODUCT TYPE            LOANS     OUTSTANDING     POOL      COUPON      SCORE      OUTSTANDING     LTV         DOC        IO
-------------------   ---------   -----------  ----------   --------   --------    -----------  ---------    -------    -------
15 Year Fixed Loans           2   $   135,400       0.16%     7.520%     639       $    67,700     74.31%     43.13%      0.00%
20 Year Fixed Loans           1       119,000       0.14      7.125      726           119,000     70.00       0.00       0.00
30 Year Fixed Loans         136    19,458,916      23.25      7.806      686           143,080     75.19      24.09       0.00
2/28 LIBOR ARM              262    50,196,624      59.98      7.564      691           191,590     76.80      20.55      50.15
3/27 LIBOR ARM               52    10,301,798      12.31      7.157      685           198,111     75.52      27.76      63.52
5/25 LIBOR ARM               25     3,474,047       4.15      7.869      703           138,962     77.33      12.30      73.86
                            ---   -----------     ------      -----      ---       -----------     -----      -----      -----
TOTAL:                      478   $83,685,785     100.00%     7.582%     690       $   175,075     76.27%     21.92%     40.97%
                            ===   ===========     ======      =====      ===       ===========     =====      =====      =====

AMORTIZATION TYPE

                                      AGGREGATE                           WEIGHTED      AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL      PERCENT
AMORTIZATION TYPE          LOANS     OUTSTANDING     POOL       COUPON     SCORE      OUTSTANDING     LTV         DOC        IO
-----------------------  ---------   -----------  ----------   --------   --------    -----------  ---------    -------    -------
Fully Amortizing               304   $49,401,255      59.03%     7.603%     678       $   162,504      76.17%    23.86%      0.00%
24 Month Interest-Only          18     3,758,626       4.49      7.381      720           208,813      78.28     38.97     100.00
36 Month Interest-Only           5     1,161,400       1.39      6.958      702           232,280      77.24     12.61     100.00
60 Month Interest-Only          46     9,108,264      10.88      7.532      709           198,006      75.09     30.51     100.00
120 Month Interest-Only        105    20,256,240      24.21      7.628      704           192,917      76.63     10.70     100.00
                               ---   -----------     ------      -----      ---       -----------     ------     -----     ------
TOTAL:                         478   $83,685,785     100.00%     7.582%     690       $   175,075      76.27%    21.92%     40.97%
                               ===   ===========     ======      =====      ===       ===========     ======     =====     ======

STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                   AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                      NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                      MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL      PERCENT
GEOGRAPHIC LOCATION     LOANS     OUTSTANDING     POOL       COUPON     SCORE      OUTSTANDING     LTV         DOC        IO
--------------------  ---------   -----------  ----------   --------   --------    -----------  ---------    -------    -------
Arizona                      35   $ 4,712,766       5.63%     7.259%     694       $   134,650     76.69%     18.44%     67.07%
Arkansas                      3       169,900       0.20      7.282      710            56,633     78.15       0.00      54.62
California                   75    20,269,914      24.22      7.529      691           270,266     74.56      12.21      44.41
Colorado                      6       938,850       1.12      7.941      640           156,475     72.94      13.83      53.09
Connecticut                   1        67,600       0.08      8.250      780            67,600     80.00       0.00       0.00
Delaware                      1        60,000       0.07      7.375      680            60,000     80.00     100.00       0.00
District of Columbia         11     1,844,200       2.20      7.639      641           167,655     81.16      61.97      46.22
Florida                      35     6,202,645       7.41      7.440      686           177,218     74.94      13.70      41.66
Georgia                      13     1,334,581       1.59      7.676      683           102,660     76.90      53.10      34.14
Idaho                         3       234,619       0.28      7.057      729            78,206     75.43      43.65      70.38
Illinois                     13     1,817,188       2.17      7.531      660           139,784     79.53      58.03      16.22
Indiana                       9       488,901       0.58      7.690      679            54,322     83.89      57.54       0.00
Louisiana                     2       177,108       0.21      7.387      711            88,554     80.00      69.96       0.00
Maryland                     26     3,548,319       4.24      7.960      692           136,474     76.76      37.15      49.60
Massachusetts                 9     2,367,733       2.83      7.069      710           263,081     75.08      63.09      13.94
Michigan                      3       178,150       0.21      7.948      684            59,383     80.02     100.00       0.00
Minnesota                     6       976,090       1.17      7.800      669           162,682     73.92       0.00      73.53
Missouri                      6       327,867       0.39      7.846      707            54,644     84.44      54.02       0.00
Nevada                       48    10,766,959      12.87      7.354      709           224,312     79.01      22.21      74.33
New Hampshire                 1       112,000       0.13      7.500      721           112,000     80.00     100.00       0.00
New Jersey                   12     2,312,289       2.76      8.070      652           192,691     78.75       5.46       0.00
New Mexico                    3       730,400       0.87      8.021      700           243,467     80.00      41.51      58.49
New York                     18     5,307,109       6.34      7.445      668           294,839     72.11       4.97       0.00
North Carolina               10     1,254,553       1.50      7.953      697           125,455     46.44      15.05       0.00
Ohio                          7       698,684       0.83      7.626      672            99,812     72.54      51.96      17.23
Oregon                        6       947,139       1.13      8.014      695           157,856     79.08      13.30      72.68
Pennsylvania                  2       286,400       0.34      6.600      740           143,200     80.00       0.00       0.00
Rhode Island                 12     2,636,550       3.15      8.657      690           219,713     81.50       5.46       0.00
South Carolina                3       450,150       0.54      8.319      662           150,050     75.05       0.00     100.00
Tennessee                     3       211,904       0.25      7.605      631            70,635     75.04      37.73       0.00
Texas                        50     5,079,611       6.07      7.613      690           101,592     78.21      29.43      13.33
Utah                          4       491,699       0.59      6.924      682           122,925     77.97      45.23      39.11
Virginia                     22     3,742,114       4.47      7.908      711           170,096     79.55      22.98      51.52
Washington                   20     2,941,792       3.52      7.429      704           147,090     78.86      23.97      64.01
                            ---   -----------     ------      -----      ---       -----------     -----      -----     ------
TOTAL:                      478   $83,685,785     100.00%     7.582%     690       $   175,075     76.27%     21.92%     40.97%
                            ===   ===========     ======      =====      ===       ===========     =====      =====     ======

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL       MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS      LOANS       OUTSTANDING       POOL       COUPON    SCORE    OUTSTANDING      LTV       DOC       IO
--------------------      -----       -----------       ----       ------    -----    -----------      ---       ---       --
50.00% or less               6        $ 1,285,946       1.54%      7.159%     701       $214,324      30.75%     0.00%     0.00%
50.01% to 55.00%             4          1,099,450       1.31       6.917      634        274,863      52.38      0.00     55.28
55.01% to 60.00%            15          3,558,119       4.25       6.654      646        237,208      57.90      2.65     15.51
60.01% to 65.00%             6            691,203       0.83       6.728      701        115,201      62.92      0.00     35.73
65.01% to 70.00%            85         14,429,070      17.24       7.282      692        169,754      69.81     17.73     54.65
70.01% to 75.00%            41          5,499,417       6.57       7.518      681        134,132      74.57     12.44     42.87
75.01% to 80.00%           275         51,095,817      61.06       7.735      699        185,803      79.91     22.59     43.30
80.01% to 85.00%            18          2,325,173       2.78       7.936      611        129,176      84.91     69.70     14.06
85.01% to 90.00%            18          2,641,283       3.16       7.845      648        146,738      90.00     56.13      6.88
90.01% to 95.00%            10          1,060,307       1.27       8.087      711        106,031      94.95     34.15      0.00
                           ---        -----------     ------       -----      ---       --------      -----     -----     -----
TOTAL:                     478        $83,685,785     100.00%      7.582%     690       $175,075      76.27%    21.92%    40.97%
                           ===        ===========     ======       =====      ===       ========      =====     =====     =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.00% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 76.27% .

LOAN PURPOSE

                                       AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
LOAN PURPOSE             LOANS        OUTSTANDING      POOL        COUPON    SCORE    OUTSTANDING      LTV       DOC       IO
------------             -----        -----------      ----        ------    -----    -----------      ---       ---       --
Purchase                   370        $63,235,769      75.56%      7.662%     700       $170,907      77.69%    23.26%    45.63%
Refinance - Cashout         88         17,636,138      21.07       7.347      659        200,411      72.99     17.40     28.40
Refinance - Rate Term       20          2,813,878       3.36       7.260      657        140,694      65.09     20.32     15.03
                           ---        -----------     ------       -----      ---       --------      -----     -----     -----
TOTAL:                     478        $83,685,785     100.00%      7.582%     690       $175,075      76.27%    21.92%    40.97%
                           ===        ===========     ======       =====      ===       ========      =====     =====     =====

PROPERTY TYPE

                                       AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                        MORTGAGE        BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
PROPERTY TYPE             LOANS       OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC       IO
-------------             -----       -----------      ----       ------     -----     -----------     ---       ---       --
Single Family Residence    285        $44,247,571      52.87%      7.554%     692       $155,255      77.14%    20.62%    47.07%
Townhouse                   13          1,236,620       1.48       7.240      711         95,125      71.42     17.10     11.41
Condominium                 22          3,610,074       4.31       7.424      693        164,094      75.48      6.73     44.23
Two-to-Four Family         112         25,688,327      30.70       7.777      683        229,360      75.74     25.92     24.90
Cooperative                  2            303,000       0.36       7.530      745        151,500      77.46      0.00     74.59
Planned Unit Development    44          8,600,193      10.28       7.261      694        195,459      74.44     24.54     59.26
                           ---        -----------     ------       -----      ---       --------      -----     -----     -----
TOTAL:                     478        $83,685,785     100.00%      7.582%     690       $175,075      76.27%    21.92%    40.97%
                           ===        ===========     ======       =====      ===       ========      =====     =====     =====

DOCUMENTATION

                                       AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                        NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL      PERCENT
DOCUMENTATION             LOANS       OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV        DOC          IO
-------------             -----       -----------      ----       ------     -----    -----------      ---        ---          --
Reduced Documentation      185        $34,307,307      41.00%      7.608%     688       $185,445      75.56%      0.00%      43.14%
Full Documentation         121         18,345,929      21.92       7.407      702        151,619      79.74     100.00       35.75
Stated Documentation        77         13,206,354      15.78       7.707      676        171,511      74.55       0.00       40.11
No Ratio                    55         11,977,296      14.31       7.675      687        217,769      75.22       0.00       45.29
No Income/No Asset          40          5,848,898       6.99       7.507      698        146,222      75.62       0.00       37.68
                           ---        -----------     ------       -----      ---       --------      -----      -----       -----
TOTAL:                     478        $83,685,785     100.00%      7.582%     690       $175,075      76.27%     21.92%      40.97%
                           ===        ===========     ======       =====      ===       ========      =====      =====       =====

OCCUPANCY

                                       AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
OCCUPANCY                 LOANS       OUTSTANDING      POOL        COUPON    SCORE    OUTSTANDING      LTV       DOC       IO
---------                 -----       -----------      ----        ------    -----    -----------      ---       ---       --
Investment                 478        $83,685,785     100.00%      7.582%     690       $175,075      76.27%    21.92%    40.97%
                           ---        -----------     ------       -----      ---       --------      -----     -----     -----
TOTAL:                     478        $83,685,785     100.00%      7.582%     690       $175,075      76.27%    21.92%    40.97%
                           ===        ===========     ======       =====      ===       ========      =====     =====     =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                       AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOAN           MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
AGE (MONTHS)              LOANS       OUTSTANDING      POOL        COUPON    SCORE    OUTSTANDING      LTV       DOC        IO
------------              -----       -----------      ----        ------    -----    -----------      ---       ---        --
2                           83        $13,914,210      16.63%      7.581%     663       $167,641      76.14%    19.16%    40.32%
3                          308         53,966,638      64.49       7.635      696        175,216      77.01     24.45     42.35
4                           70         12,566,220      15.02       7.454      688        179,517      73.20     17.55     31.00
5                           11          1,844,298       2.20       7.156      682        167,663      76.70      0.00     58.13
6                            4          1,112,846       1.33       7.129      725        278,211      76.10      0.00     76.56
7                            1            105,454       0.13       8.750      683        105,454      70.00    100.00      0.00
8                            1            176,119       0.21       7.375      730        176,119      80.00    100.00      0.00
                           ---        -----------     ------       -----      ---       --------      -----     -----     -----
TOTAL:                     478        $83,685,785     100.00%      7.582%     690       $175,075      76.27%    21.92%    40.97%
                           ===        ===========     ======       =====      ===       ========      =====     =====     =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                       AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT     MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
PENALTY TERM              LOANS       OUTSTANDING      POOL        COUPON    SCORE    OUTSTANDING      LTV       DOC         IO
------------              -----       -----------      ----        ------    -----    -----------      ---       ---         --
None                       207        $38,738,225      46.29%      7.626%     691       $187,141      76.57%    23.40%      36.26%
6 Months                     2            310,200       0.37       7.519      726        155,100      74.09    100.00      100.00
12 Months                   24          4,272,248       5.11       7.776      708        178,010      74.84     28.68       23.15
24 Months                  168         27,990,399      33.45       7.494      689        166,610      75.80     18.28       50.17
36 Months                   58          9,749,707      11.65       7.573      677        168,098      76.36     20.13       39.70
60 Months                   19          2,625,005       3.14       7.603      697        138,158      79.23     25.42       38.99
                           ---        -----------     ------       -----      ---       --------      -----     -----       -----
TOTAL:                     478        $83,685,785     100.00%      7.582%     690       $175,075      76.27%    21.92%      40.97%
                           ===        ===========     ======       =====      ===       ========      =====     =====       =====

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                       AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF                MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
CREDIT SCORES             LOANS       OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
-------------             -----       -----------      ----       ------     -----    -----------      ---       ---       --
Not Available                1        $   374,000       0.45%      8.900%       0       $374,000      85.00%     0.00%    0.00%
520 to 525                   2            256,000       0.31       9.100      520        128,000      80.00      0.00     50.00
526 to 550                   1            214,189       0.26       9.250      544        214,189      79.96      0.00      0.00
551 to 575                   5            553,954       0.66       9.187      557        110,791      76.05     23.10      0.00
576 to 600                   6            885,059       1.06       7.723      584        147,510      81.53    100.00     19.55
601 to 625                  41          7,145,419       8.54       7.508      615        174,279      74.10     27.35     22.87
626 to 650                  37          6,370,782       7.61       7.570      640        172,183      75.70     10.68     21.14
651 to 675                  82         14,448,599      17.27       7.620      664        176,202      75.99      7.26     27.59
676 to 700                 106         19,197,623      22.94       7.662      688        181,110      77.01     13.50     42.87
701 to 725                 108         17,890,614      21.38       7.406      715        165,654      74.92     31.60     42.79
726 to 750                  41          7,458,944       8.91       7.485      736        181,925      76.48     20.87     65.84
751 to 775                  36          6,542,592       7.82       7.574      763        181,739      78.29     40.03     73.80
776 to 800                  10          2,146,410       2.56       7.713      786        214,641      80.19     51.12     61.61
801 to 818                   2            201,600       0.24       7.307      808        100,800      80.00     65.48     34.52
                           ---        -----------     ------       -----      ---       --------      -----     -----     -----
TOTAL:                     478        $83,685,785     100.00%      7.582%     690       $175,075      76.27%    21.92%    40.97%
                           ===        ===========     ======       =====      ===       ========      =====     =====     =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 520 to 818 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 690.

GROSSS MARGINS

                                       AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF                 MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL    FULL    PERCENT
GROSS MARGINS             LOANS       OUTSTANDING      POOL        COUPON    SCORE    OUTSTANDING      LTV       DOC       IO
-------------             -----       -----------      ----        ------    -----    -----------      ---       ---       --
2.001% to 2.500%             1        $   300,000       0.47%      5.750%     630       $300,000      60.00%     0.00%     0.00%
2.501% to 3.000%            28          6,028,004       9.42       6.954      694        215,286      73.90     20.88     75.42
3.001% to 3.500%            16          2,374,570       3.71       7.062      696        148,411      74.93     29.58     73.77
3.501% to 4.000%            37          6,624,076      10.35       7.297      696        179,029      75.22     16.58     63.56
4.001% to 4.500%            33          5,561,933       8.69       7.707      716        168,543      78.34     24.52     77.39
4.501% to 5.000%            29          5,406,778       8.45       7.040      707        186,441      73.84     23.07     55.63
5.001% to 5.500%            50          8,770,926      13.71       7.069      677        175,419      73.61     19.90     37.14
5.501% to 6.000%            74         14,046,133      21.96       7.714      693        189,813      78.92     23.85     50.35
6.001% to 6.500%            58         12,336,459      19.28       8.164      694        212,698      80.06     14.40     48.13
6.501% to 7.000%             6          1,721,327       2.69       8.015      618        286,888      69.64     14.81      7.44
7.001% to 7.500%             3            394,313       0.62       7.470      607        131,438      78.50    100.00      0.00
7.501% to 8.000%             3            359,950       0.56       7.812      602        119,983      85.00    100.00     18.89
9.001% to 9.500%             1             48,000       0.08       9.450      552         48,000      75.00    100.00      0.00
                           ---        -----------     ------       -----      ---       --------      -----     -----     -----
TOTAL:                     339        $63,972,468     100.00%      7.515%     691       $188,709      76.62%    21.26%    53.59%
                           ===        ===========     ======       =====      ===       ========      =====     =====     =====

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.500% per annum to 9.450% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 5.078% per annum.

MAXIMUM MORTGAGE RATES

                                       AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM        MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES            LOANS       OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
--------------            -----       -----------      ----       ------     -----    -----------      ---       ---       --
11.000% or less              1        $   330,000       0.52%      6.000%     680       $330,000      60.00%     0.00%   100.00%
11.001% to 11.500%           2            372,982       0.58       5.652      627        186,491      71.03     73.73      0.00
11.501% to 12.000%          11          2,839,619       4.44       6.039      697        258,147      71.67     46.81     20.37
12.001% to 12.500%          26          5,516,370       8.62       6.597      700        212,168      70.84     13.57     58.56
12.501% to 13.000%          60          9,781,219      15.29       6.965      694        163,020      74.73     25.39     53.08
13.001% to 13.500%          70         12,600,807      19.70       7.393      690        180,012      77.62     16.87     62.48
13.501% to 14.000%          98         17,536,354      27.41       7.877      697        178,942      77.62     25.85     54.94
14.001% to 14.500%          56         12,025,047      18.80       8.144      696        214,733      79.82     16.44     59.35
14.501% to 15.000%           7          1,651,881       2.58       8.324      642        235,983      76.11      4.84     11.01
15.001% to 15.500%           7            944,189       1.48       9.215      543        134,884      77.67      5.08     13.56
15.501% to 16.000%           1            374,000       0.58       8.900        0        374,000      85.00      0.00      0.00
                           ---        -----------     ------       -----      ---       --------      -----     -----     -----
TOTAL:                     339        $63,972,468     100.00%      7.515%     691       $188,709      76.62%    21.26%    53.59%
                           ===        ===========     ======       =====      ===       ========      =====     =====     =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 15.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.440% per annum.

NEXT RATE ADJUSTMENT DATE

                                       AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
NEXT RATE               MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL    FULL    PERCENT
ADJUSTMENT DATE           LOANS       OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
---------------           -----       -----------      ----       ------     -----    -----------      ---       ---       --
October 2006                 2        $   852,050       1.33%      7.322%     738       $426,025      76.44%     0.00%   100.00%
November 2006                7          1,080,698       1.69       7.359      683        154,385      75.39      0.00     43.29
December 2006               36          7,624,473      11.92       7.540      687        211,791      76.70     13.14     38.51
January 2007               159         30,604,313      47.84       7.601      703        192,480      76.85     23.74     55.05
February 2007               58         10,035,091      15.69       7.514      657        173,019      76.88     20.39     40.58
October 2007                 2            260,796       0.41       6.500      680        130,398      75.00      0.00      0.00
November 2007                3            617,250       0.96       6.690      676        205,750      78.22      0.00     74.20
December 2007                6          1,091,959       1.71       6.633      655        181,993      71.24     29.42     48.27
January 2008                34          6,737,822      10.53       7.251      697        198,171      77.65     33.15     67.36
February 2008                7          1,593,970       2.49       7.408      655        227,710      68.48     19.10     64.02
November 2009                1            146,350       0.23       7.625      701        146,350      79.98      0.00    100.00
December 2009                6            742,200       1.16       6.679      704        123,700      71.84     39.91     58.26
January 2010                13          1,694,397       2.65       8.288      709        130,338      78.10      7.73     86.73
February 2010                5            891,100       1.39       8.102      691        178,220      79.99      0.00     58.07
                           ---        -----------     ------       -----      ---       --------      -----     -----     -----
TOTAL:                     339        $63,972,468     100.00%      7.515%     691       $188,709      76.62%    21.26%    53.59%
                           ===        ===========     ======       =====      ===       ========      =====     =====     =====